UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 29, 2007

   GSR Mortgage Loan Trust 2007-4F
(Exact Name of Issuing Entity)

   GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

   GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

   Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-4F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $784,569,993 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class 3A-8, Class 3A-9, Class 3A-10, Class 3A-11, Class 4A-1, Class 4A-2, Class 5A-1, Class 6A-1, Class 7A-1, Class A-X, Class A-P, Class M-1, Class B-1, Class B-2 and Class B-3 Certificates (the “Publicly Offered Certificates”) on June 29, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007 as supplemented by the Prospectus Supplement dated June 27, 2007 and the supplement to the Prospectus Supplement dated July 2, 2007 to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of June 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator and master servicer, Deutsche Bank National Trust Company, as a custodian, and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and as a custodian (together with Deutsche Bank National Trust Company, the “Custodians”), which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, June 2007 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2. The “Certificates” consist of the Publicly Offered Certificates and the Class B-4, Class B-5, Class B-6, Class RC and Class R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $790,100,742 as of June 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Sales of Securities and Use of Proceeds.

On June 27, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B-4	$2,370,000
Class B-5	$1,185,000
Class B-6	$1,975,749
Class R	$0
Class RC	$0

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

4.5.1	Master Servicing and Trust Agreement, dated as of June 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodians, and the Trustee.

4.5.2	Standard Terms to Master Servicing and Trust Agreement (June 2007 Edition).

4.5.3	Trust Agreement for Exchangeable Certificates, dated as of June 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator .

4.6	Form of Publicly Offered Certificates .

99.1	Flow Servicing Agreement dated as of January 1, 2006, between GSMC, as owner and Avelo, as servicer.

99.2	Servicing Agreement dated as of July 1, 2004, between GSMC, as owner and Countrywide Home Loans Servicing LP, as servicer.

99.3	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC, as purchaser and Countrywide Home Loans, Inc., as seller.

99.4	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement dated July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans, Inc.

99.5	Second Amended and Restated Flow Sale and Servicing Agreement dated as of March 1, 2006 between GSMC, as initial owner and GMAC Mortgage Corporation.

99.6	Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between GSMC and National City Mortgage Co.

99.7	Amendment No. 1 dated as of July 24, 2006 to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated January 1, 2006 between GSMC and National City Mortgage Co.

99.8	Amendment No. 2, dated as of August 9, 2006 to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated January 1, 2006 between GSMC and National City Mortgage Co.

99.9
Master Assignment, Assumption and Recognition Agreement dated as of September 1, 2004 between Bank of America, National Association (as successor by assignment to Banc of America Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

99.10	Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.11	Amendment No. 1 dated as of June 1, 2004 to the Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.12	Amendment No. 2 dated as of November 1, 2004 to the Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.13	Assignment, Assumption and Recognition Agreement dated as of April 27, 2005, among Bank of America, National Association, SunTrust Mortgage Inc. and GSMC.

99.14	Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of December 1, 2005, between GSMC and SunTrust.

99.15	Amendment No. 1 dated as of July 1, 2006 to Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of December 1, 2005, between GSMC and SunTrust.

99.16	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Avelo, as servicer.

99.17	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, between the Trustee and the Depositor, and as acknowledged by Wells Fargo, as master servicer.

99.18	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Countrywide, as servicer.

99.19	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Countrywide, as seller.

99.20
Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and Countrywide, as seller and servicer, and as acknowledged by Wells Fargo, as master servicer.

99.21	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and GMAC, as servicer.

99.22	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and GMAC, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.23	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Nat City, as servicer.

99.24	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and Nat City, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.25	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and SunTrust, as servicer.

99.26	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and SunTrust, as servicer, and as acknowledged by Wells Fargo, as master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

Dated: July 13, 2007	By:	/s/ Michelle Gill

Name: Michelle Gill Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.5.1	Master Servicing and Trust Agreement, dated as of June 1, 2007, among the Depositor, Wells Fargo, as securities administrator and master servicer, the Custodians, and the Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (June 2007 Edition)

4.5.3	Trust Agreement for Exchangeable Certificates, dated as of June 1, 2007, among the Depositor, the Trustee, and Wells Fargo, as master servicer and securities administrator

4.6	Form of Publicly Offered Certificates

99.1	Flow Servicing Agreement dated as of January 1, 2006, between GSMC, as owner and Avelo, as servicer.

99.2	Servicing Agreement dated as of July 1, 2004, between GSMC, as owner and Countrywide Home Loans Servicing LP, as servicer.

99.3	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC, as purchaser and Countrywide Home Loans, Inc., as seller.

99.4	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement dated July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans, Inc.

99.5	Second Amended and Restated Flow Sale and Servicing Agreement dated as of March 1, 2006 between GSMC, as initial owner and GMAC Mortgage Corporation.

99.6	Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of January 1, 2006, between GSMC and National City Mortgage Co.

99.7	Amendment No. 1 dated as of July 24, 2006 to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated January 1, 2006 between GSMC and National City Mortgage Co.

99.8	Amendment No. 2, dated as of August 9, 2006 to the Second Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated January 1, 2006 between GSMC and National City Mortgage Co.

99.9
Master Assignment, Assumption and Recognition Agreement dated as of September 1, 2004 between Bank of America, National Association (as successor by assignment to Banc of America Mortgage Capital Corporation) and SunTrust Mortgage, Inc.

99.10	Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.11	Amendment No. 1 dated as of June 1, 2004 to the Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.12	Amendment No. 2 dated as of November 1, 2004 to the Flow Sale and Servicing Agreement dated as of February 1, 2004 between Bank of America, National Association and SunTrust Mortgage, Inc.

99.13	Assignment, Assumption and Recognition Agreement dated as of April 27, 2005, among Bank of America, National Association, SunTrust Mortgage Inc. and GSMC.

99.14	Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of December 1, 2005, between GSMC and SunTrust.

99.15	Amendment No. 1 dated as of July 1, 2006 to Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of December 1, 2005, between GSMC and SunTrust.

99.16	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Avelo, as servicer.

99.17	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, between the Trustee and the Depositor, and as acknowledged by Wells Fargo, as master servicer.

99.18	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Countrywide, as servicer.

99.19	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Countrywide, as seller.

99.20
Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and Countrywide, as seller and servicer, and as acknowledged by Wells Fargo, as master servicer.

99.21	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and GMAC, as servicer.

99.22	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and GMAC, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.23	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and Nat City, as servicer.

99.24	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and Nat City, as servicer, and as acknowledged by Wells Fargo, as master servicer.

99.25	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among GSMC, the Depositor and SunTrust, as servicer.

99.26	Assignment, Assumption and Recognition Agreement dated as of June 1, 2007, among the Trustee, the Depositor and SunTrust, as servicer, and as acknowledged by Wells Fargo, as master servicer.